As filed with the Securities and Exchange Commission on September 23, 2004

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant   [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material under Rule 14a-12

                          Williamsburg Investment Trust
  -----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                         c/o ULTIMUS FUND SOLUTIONS, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
  -----------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 Not Applicable
  -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):


          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:


          ----------------------------------------------------------------------
     (5)  Total fee paid:


          ----------------------------------------------------------------------

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          _____________________________________________
     (2)  Form, Schedule or Registration Statement No.:
          _____________________________________________
     (3)  Filing Party:
          _____________________________________________
     (4)  Date Filed:
          _____________________________________________

================================================================================

                          WILLIAMSBURG INVESTMENT TRUST
                        The Government Street Equity Fund
                         The Government Street Bond Fund
                         The Alabama Tax Free Bond Fund


                              No-Load Mutual Funds


      INVESTMENT ADVISOR:                             SHAREHOLDER SERVICES:
      -------------------                             ---------------------

 T. LEAVELL & ASSOCIATES, INC.                   c/o ULTIMUS FUND SOLUTIONS, LLC
    150 GOVERNMENT STREET                                 P.O. BOX 46707
       P.O. BOX 1307                                  CINCINNATI, OHIO 46707
    MOBILE, ALABAMA 36633                            TOLL FREE: 1-866-738-1125
       1-251-433-3709
  TOLL FREE: 1-877-853-9876


                                                              September 30, 2004
Dear Shareholder:

     We are writing to inform you of the upcoming Special Meeting of Shareholders of each of The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (each a "Fund" and collectively, the "Funds") scheduled to be held on November 15, 2004 at 10:30 a.m., Eastern time at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the "Special Meeting") to vote on two important proposals affecting the Funds:

     (1) to approve a new investment advisory agreement (each a "New Advisory Agreement") by and between the Williamsburg Investment Trust (the "Trust"), on behalf of each of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, and T. Leavell & Associates, Inc. (the "Advisor"), under which the Advisor will continue to act as investment advisor with respect to the assets of each Fund; and

     (2) to approve the retention of fees by, and payment of fees to, the Advisor for the period April 15, 1998 through the effective date of the proposed New Advisory Agreements.

     Whether or not you are planning to attend the Special Meeting, we need your vote. PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED, POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE SPECIAL MEETING.

     If you are a shareholder of record of a Fund as of the close of business on September 22, 2004, you are entitled to notice of, and vote at the Special Meeting and at any adjournment or postponement thereof.

     As discussed in more detail in the enclosed Proxy Statement, a corporate reorganization of the Advisor was effected on April 15, 1998 which could be deemed to be a change of control of the Advisor and, consequently, terminate the Funds' investment advisory agreements. The Advisor has represented to the Trust that this transaction did not result in a "change of actual control or management" of the Advisor and consequently, the Advisor has concluded that Rule 2a-6 under the Investment Company Act of 1940, under which the transaction would not be deemed to have resulted in the termination of the original investment advisory agreements, should be applicable. However, the transaction may nonetheless be deemed inadvertently to have caused the agreements technically to have terminated.

     In an abundance of caution and to avoid disruption of the Funds' investment management program, the Board of Trustees of the Trust (the "Board"), on behalf of each Fund, approved a New Advisory Agreement on August 17, 2004, and has recommended that shareholders of the Funds be asked for their approval of the New Advisory Agreement as well. The New Advisory Agreement provides that following shareholder approval, the Advisor will continue to provide investment advisory services to the Funds on the same terms and with the same fee structures under which it currently operates pursuant to the original investment advisory agreements. The Board believes that this proposal is in each Fund's and your best interest.

     The Board also recommends that shareholders of each Fund vote in favor of the proposal approving the retention of fees by and the payment of fees to the Advisor for the period of April 15, 2004 through the effective date of the proposed New Advisory Agreement.

     The Board has recommended approval of each proposal and encourages you to vote "FOR" each proposal.

     If you have any questions regarding any of the proposals or need assistance in completing your proxy card, please contact Shareholder Services, toll-free at 1-866-738-1125. I urge you to read the entire proxy statement, including the appendices, completely and carefully.

     Thank you for taking the time to consider this important proposal and for your continuing investment in the Funds.



                                           Sincerely,

                                           /s/ Richard Mitchell

                                           Richard Mitchell
                                           Trustee and President

                          WILLIAMSBURG INVESTMENT TRUST
                              150 GOVERNMENT STREET
                              MOBILE, ALABAMA 36602
                   ------------------------------------------
                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                       THE GOVERNMENT STREET EQUITY FUND,
                       THE GOVERNMENT STREET BOND FUND AND
                         THE ALABAMA TAX FREE BOND FUND

                          TO BE HELD NOVEMBER 15, 2004
                   ------------------------------------------

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Special Meeting") of each of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund (each a "Fund" and collectively, the "Funds") will be held on November 15, 2004 at 10:30 a.m., Eastern time at the offices of Ultimus Fund Solutions, LLC, the Funds' transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to consider and vote on the following matters:

     1. to approve or disapprove a new investment advisory agreement (each a "New Advisory Agreement") by and between Williamsburg Investment Trust (the "Trust"), on behalf of each of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, and T. Leavell & Associates, Inc. (the "Advisor"), under which the Advisor will continue to act as investment advisor with respect to the assets of each Fund;

     2. to approve or disapprove of the retention of fees by, and payment of fees to, the Advisor for the period April 15, 1998 through the effective date of the proposed New Advisory Agreements; and

     3. to transact any other business, not currently contemplated, that may properly come before the Special Meeting at the discretion of the proxies or their substitutes.

     Shareholders of record of a Fund at the close of business on September 22, 2004 (the "Record Date") are entitled to notice of, and to vote at, this meeting or any adjournment or postponement thereof.

                                           By order of the Board of Trustees,

                                           /s/ John F. Splain

                                           John F. Splain
                                           Secretary

September 23, 2004

--------------------------------------------------------------------------------
PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO REVOKE THE PRIOR PROXY AND TO VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING.
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                                       1

                          WILLIAMSBURG INVESTMENT TRUST

                              QUESTIONS AND ANSWERS

     IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

--------------------------------------------------------------------------------
                                                              September 23, 2004

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (each a "Fund," and collectively the "Funds") will be holding a Special Meeting of Shareholders on November 15, 2004 at 10:30 a.m., Eastern time at the offices of Ultimus Fund Solutions, LLC, the Funds' transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Shareholders of the Funds are receiving this proxy statement and proxy card to consider and to vote on each of the two proposals set forth in this proxy statement.

We ask that you give the proposals on which you are being asked to vote careful consideration. This section of the proxy statement is intended to give you a quick review of the proposals and the proxy process. Details about each proposal are set forth in the proxy statement. You are urged to read the entire proxy statement, including the appendices, completely and carefully.
--------------------------------------------------------------------------------

Q:   WHY ARE SHAREHOLDERS BEING MAILED THIS PROXY MATERIAL?

A: You are receiving these proxy materials -- a booklet that includes the Proxy Statement and the accompanying proxy card -- because you have the right to vote on two important proposals concerning your investment in the Funds. The purpose of this proxy statement is to disclose important information about the two proposals and to seek shareholder approval on two matters related to the Funds' investment advisor, T. Leavell & Associates, Inc. (the "Advisor"). Each of the two proposals has been approved by the Board of Trustees.

Q:   WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE MEETING?

A:   There are two proposals for consideration at the Meeting:

     1. To approve or disapprove a new investment advisory agreement (each a "New Advisory Agreement") by and between Williamsburg Investment Trust (the "Trust"), on behalf of each of the Funds, and the Advisor, under which the Advisor will continue to act as investment advisor with respect to the assets of each Fund; and

     2. To approve or disapprove of the retention of fees by, and payment of fees to, the Advisor for the period April 15, 1998 through the effective date of the proposed New Advisory Agreements.

The proposals are not linked, and your vote on any one proposal will not affect the vote regarding the other proposal.

Q:   WHY ARE THE FUNDS ASKING FOR APPROVAL OF NEW ADVISORY AGREEMENTS?

A: A corporate reorganization of the Advisor was effected on April 15, 1998 which could be deemed to be a change of control of the Advisor and, consequently, terminate the Funds' investment advisory agreements. The Advisor has represented to the Trust that this transaction did not result in a "change of actual control or management" of the Advisor and consequently, the Advisor has concluded that Rule 2a-6 under the Investment Company Act of 1940 (the "1940 Act"), under which the transaction would not be deemed to have resulted in the termination of the original investment advisory agreements, should be applicable. However, the transaction may nonetheless be deemed inadvertently to have caused the agreements technically to have terminated. In an abundance of caution and to avoid disruption of the Funds' investment management programs, shareholders of the Funds are being requested to approve New Advisory Agreements. The proposed New Advisory Agreements are virtually identical to the original investment advisory agreements in content and fee structure and would simply continue the relationships between the Advisor and the Funds.

Q: HOW ARE THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENTS OF THE FUNDS DIFFERENT FROM THE ORIGINAL INVESTMENT ADVISORY AGREEMENTS?

A. The proposed New Advisory Agreements are virtually identical to the original agreement in content and fee structure and are a simple continuation of the relationship between the Advisor and the Funds. The Advisor will continue to perform the same investment advisory services under the New Advisory Agreements that it currently performs under the original investment advisory agreements. The portfolio manager responsible for your Fund is expected to continue in the same manner as before and there will be no change in investment objectives or strategies of the Funds.

Q:   HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE ON THESE MATTERS?

A: The Board unanimously recommends that Shareholders vote in favor of each proposal.

Q:   WHERE ARE THE MEETINGS GOING TO BE HELD?

A: The Meetings are scheduled for November 15, 2004 at 10:30 a.m., Eastern time, at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Q:   WHO IS ELIGIBLE TO VOTE AT THE MEETINGS?

A: Shareholders as of September 22, 2004 (the "Record Date") are entitled to vote at the Special Meeting or any adjournment of the Special Meeting. Shareholders may cast one vote for each share they own on each matter. In most cases, shareholders will receive one proxy card for each Fund they own. Shareholders of more than one Fund will receive one package with a proxy card for each individual Fund they own. In limited cases, certain shareholders of more than one Fund may receive multiple packages.

Q:   HOW DO SHAREHOLDERS VOTE THEIR PROXIES?

A: To vote, please complete the enclosed proxy card and return the card in the enclosed self-addressed, postage-paid envelope.

Q:   WILL THE  NEW  ADVISORY  AGREEMENT CHANGE  THE  MANAGEMENT  FEES CHARGED TO
     MY FUND?

A: No. The overall amount of fees that each Fund pays are expected to remain the same.

Q: WHY ARE THE FUNDS ASKING FOR APPROVAL OF RETENTION OF FEES PAID OR PAYABLE TO THE ADVISOR?

A: The Funds are seeking shareholder approval to allow the Advisor to retain all payments and be paid all unpaid amounts for the period of April 15, 1998 through the effective date of the proposed New Advisory Agreements. As discussed in more detail in the enclosed Proxy Statement, a corporate reorganization of the Advisor was effected on April 15, 1998 which could be deemed to be a change of control of the Advisor and, consequently, terminate the Funds' investment advisory agreements. The Advisor has represented to the Trust that this transaction did not result in a "change of actual control or management" of the Advisor and consequently, the Advisor has concluded that Rule 2a-6 under the 1940 Act, under which the transaction would not be deemed to have resulted in the termination of the original investment advisory agreements, should be applicable. However, the transaction may nonetheless be deemed inadvertently to have caused the agreements technically to have terminated.

     Despite the possible inadvertent termination of the original investment advisory agreements, the Advisor has continued to provide the Funds with the investment advisory services called for under the original investment advisory agreements without interruption. In an abundance of caution and to avoid disruption of the Funds' investment management programs and provide the Advisor with compensation for services which have already been rendered to the Funds, shareholders of the Funds are being asked to approve the retention of fees paid or payable to the Advisor.

Q:   WILL MY FUND BE REQUIRED TO PAY FOR THIS PROXY SOLICITATION?

A: No. The Fund will not bear these costs. The Advisor has agreed to all of the costs and expenses associated with the Special Meeting.

Q:   WHERE CAN I GET MORE INFORMATION ABOUT THESE PROPOSALS?

A: Please contact Shareholder Services directly at 1-866-738-1125 between the hours of 8:30 a.m. to 5:30 p.m., Eastern time. Representatives will be happy to answer any questions you may have.

                          WILLIAMSBURG INVESTMENT TRUST
                              150 GOVERNMENT STREET
                              MOBILE, ALABAMA 36602
                       ----------------------------------

                     SPECIAL MEETING OF THE SHAREHOLDERS OF

                       THE GOVERNMENT STREET EQUITY FUND,
                       THE GOVERNMENT STREET BOND FUND AND
                         THE ALABAMA TAX FREE BOND FUND

                          TO BE HELD NOVEMBER 15, 2004

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                               SEPTEMBER 23, 2004

--------------------------------------------------------------------------------

     This Proxy Statement is furnished by the Trust to the shareholders of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of Williamsburg Investment Trust (the "Trust"), on behalf of the Trust's Board of Trustees in connection with each Fund's solicitation of shareholders' proxies for use at a Special Meeting to be held November 15, 2004, at 10:30 a.m., Eastern time, at the offices of Ultimus Fund Solutions, LLC, the Funds' transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is September 30, 2004.

     At the Special Meeting, the shareholders of each Fund will be asked:

     1. to approve or disapprove a new investment advisory agreement (each a "New Advisory Agreement") by and between the Trust, on behalf of each Fund, and T. Leavell & Associates, Inc. (the "Advisor"), under which the Advisor will continue to act as investment advisor with respect to the assets of each Fund;

     2. to approve or disapprove of the retention of fees by, and payment of fees to, the Advisor for the period April 15, 1998 through the effective date of the proposed New Advisory Agreements; and

     3. to transact such other business as may properly come before the Special Meeting or any adjournments or postponement thereof.

     RECORD DATE/SHAREHOLDERS ENTITLED TO VOTE. Each Fund is a separate investment series, or portfolio, of the Trust, a Massachusetts business trust and registered investment company under the Investment Company Act of 1940 (the "1940 Act"). The record holders of outstanding shares of the Funds are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting. Shareholders of the Funds at the close of business on September 22, 2004 (the "Record Date") will be entitled to notice of and to be present and vote at the Special Meeting. As of the Record Date, there were: 2,791,264.138 shares of The Government Street Equity Fund outstanding and entitled to vote, representing total net assets of $124,594,568; 2,918,098.599 shares of The Government Street Bond Fund outstanding and entitled to vote, representing total net assets of $60,883,906; and 3,366,056.662 shares of The Alabama Tax Free Bond Fund outstanding and entitled to vote, representing total net assets of $36,390,035.

     VOTING PROXIES. Whether you expect to be personally present at the Special Meeting or not, we encourage you to vote by proxy. You can do this by executing, dating and returning the enclosed proxy card. Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote FOR each of the two proposals and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be properly presented to the Special Meeting.

     Shareholders who execute proxies may revoke them at any time before they are voted, by executing a later dated proxy card, by writing to the Secretary of the Trust, John F. Splain, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by voting in person at the time of the Special Meeting. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting, and any adjournments and postponement thereof, as instructed. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

     With respect to each Fund, if a quorum (as described below) is represented at the Special Meeting, the vote of a "majority of the outstanding shares" of the Fund is required for approval of Proposal 1, and the vote of more than 50% of the outstanding shares of the Fund is required for approval of Proposal 2. The vote of a "majority of the outstanding shares" for purposes of Proposal 1 means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

     All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon. Proxies received prior to the Special Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote.

     QUORUM REQUIRED TO HOLD MEETING. In order to transact business at the Special Meeting, a "quorum" must be present. Under the Trust's By-Laws, a quorum is constituted by the presence in person or by proxy of 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

     Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the "voting securities present." If any proposal requires the affirmative vote of the Fund's outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

     If a quorum of shareholders of a Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting for a period or periods not more than ninety (90) days in the aggregate to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting may also be adjourned from time to time by a majority of the votes of a Fund properly cast upon the question of adjourning the Special Meeting to another date and time, whether or not a quorum is present. With respect to each proposal, the persons named as proxies will vote all proxies in favor of adjournment that voted in favor of a particular proposal, and vote against adjournment all proxies that voted against such proposal (including abstentions and broker non-votes). Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above.

     METHOD AND COST OF PROXY SOLICITATION. The Funds have retained Management Information Services Corp. ("MIS") to solicit proxies for the Special Meeting. MIS is responsible for printing proxy cards and proxy statements, mailing proxy materials to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services.

     Proxies will be solicited primarily by mail, telephone and the internet. Although it is not anticipated, the solicitation may also include facsimile or oral communications by certain officers or employees of the Trust, the Advisor, or Ultimus Fund Solutions, LLC, the Fund's administrator ("Ultimus"), who will not be paid for these services.

     The Advisor will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies, which will include reasonable fees paid to any proxy solicitation service used for its printing and mailing efforts. The Funds anticipate that such fees will amount to approximately $11,000. The Trust, the Advisor or Ultimus may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons. If requested, the Advisor shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Funds.

     PRINCIPAL SHAREHOLDERS. On the Record Date, Charles Schwab and Company, Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record approximately 68.6% of the outstanding shares of The Government Street Equity Fund; approximately 62.4% of the outstanding shares of The Government Street Bond Fund; and approximately 49.1 % of the outstanding shares of The Alabama Tax Free Bond Fund. On the Record Date, Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record approximately 10.3% of the outstanding shares of The Government Street Equity Fund; approximately 9.6% of the outstanding shares of The Government Street Bond Fund; and approximately 16.2% of the outstanding shares of The Alabama Tax Free Bond Fund. No other persons owned of record and, according to information available to the Funds, no other persons owned beneficially 5% or more of any of the Fund's outstanding shares.

     The Trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. All Trustees and officers as a group owned of record or beneficially less than 1% of each Fund's outstanding shares on the Record Date.

     REPORTS TO SHAREHOLDERS. Copies of the Funds' most recent annual report are available without charge by writing to the Funds at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Funds nationwide (toll-free) at 1-866-738-1125.

     OTHER INFORMATION. As noted above, each Fund's current investment advisor is T. Leavell & Associates, Inc., located at 150 Government Street, Mobile, Alabama 36633. The Funds' administrator and transfer agent, Ultimus Fund Solutions, LLC, and the Funds' distributor, Ultimus Fund Distributors, LLC, are located at P.O. Box 46707, Cincinnati, Ohio 45246-0707, Telephone: (866) 738-1125.

RESPONSIBILITIES OF THE BOARD

     The Board of Trustees is responsible for the general oversight of the Funds' business affairs. A majority of the Board's members are not affiliated with the Advisor and are otherwise sufficiently independent so that they are considered "non-interested" within the meaning of the 1940 Act. These non-interested Trustees have primary responsibility for assuring that each Fund is managed in a manner consistent with the best interests of its shareholders.

     The Board meets in person at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the non-interested Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and administrative and distribution services.

     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee are J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette, Erwin H. Will, Jr. and Samuel B. Witt
III. The members of the Ethics Committee are Charles M. Caravati, Jr., J. Finley Lee, Jr. and Richard Morrill.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held six meetings during the fiscal year ended March 31, 2004.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended March 31, 2004. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     o Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2004.

     o Ethics Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or potential violations of law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions. The Ethics Committee did not meet during the fiscal year ended March 31, 2004.

     TRUSTEE COMPENSATION. No director, officer or employee of the Advisor or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with an investment advisor or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly, plus a fee of $1,500 for attendance at each meeting of the Board of Trustees and $1,000 for attendance at each meeting of any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended March 31, 2004 to Trustees who are not affiliated with an investment advisor or principal underwriter of the Trust:

                                  AGGREGATE          PENSION OR       ESTIMATED ANNUAL       TOTAL COMPENSATION
                                 COMPENSATION        RETIREMENT         BENEFITS UPON        FROM THE FUNDS AND
TRUSTEE                         FROM THE FUNDS    BENEFITS ACCRUED       RETIREMENT             FUND COMPLEX
---------------------------------------------------------------------------------------------------------------
Charles M. Caravati, Jr.          $ 4,104              None                None                    $ 14,000
J. Finley Lee, Jr.                  5,823              None                None                      20,000
Richard L. Morrill                  5,823              None                None                      20,000
Harris V. Morrissette               5,823              None                None                      20,000
Erwin H. Will, Jr.                  5,823              None                None                      20,000
Samuel B. Witt III                  6,682              None                None                      23,000


TRUSTEES AND EXECUTIVE OFFICERS

                                                                                                                         NUMBER OF
                                                                                                                      PORTFOLIOS IN
                                                                                   PRINCIPAL OCCUPATION(S) DURING      FUND COMPLEX
                                           LENGTH OF        POSITION(S) HELD      PAST 5 YEARS AND DIRECTORSHIPS OF     OVERSEEN BY
        NAME, ADDRESS AND AGE             TIME SERVED         WITH THE TRUST                PUBLIC COMPANIES              TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
*AUSRIN BROCKENBROUGH III (age 67)           Since               Trustee          President  and  Managing  Director  of        11
1802 Bayberry Court, Suite 400           September 1988                           Lowe,  Brockenbrough  & Company,  Inc,
Richmond, Virginia 23226                                                          Richmond,    Virginia;   Director   of
                                                                                  Tredegar     Corporation     (plastics
                                                                                  manufacturer)  and Wilkinson O'Grady &
                                                                                  Co.  Inc.   (global  asset   manager);
                                                                                  Trustee of University of Richmond

*JOHN T. BRUCE                               Since               Trustee          Principal of Flippin,  Bruce & Porter,        11
(age 50)                                 September 1988                           Inc, Lynchburg, Virginia
800 Main Street
Lynchburg, Virginia 24504

                                                                                                                         NUMBER OF
                                                                                                                      PORTFOLIOS IN
                                                                                   PRINCIPAL OCCUPATION(S) DURING      FUND COMPLEX
                                           LENGTH OF        POSITION(S) HELD      PAST 5 YEARS AND DIRECTORSHIPS OF     OVERSEEN BY
        NAME, ADDRESS AND AGE             TIME SERVED         WITH THE TRUST                PUBLIC COMPANIES              TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
*CHARLES M. CARAVATI, JR.                    Since               Chairman         Retired  physician;  retired President        11
(age 67)                                   June 1991           and Trustee        of    Dermatology     Associates    of
931 Broad Street Road                                                             Virginia, P.C.
Manakin-Sabot, Virginia 23103

*RICHARD MITCHELL                            Since             Trustee and        Principal of T. Leavell &  Associates,        11
(age 55)                                   June 1991            President         Inc., Mobile, Alabama
150 Government Street
Mobile, Alabama 36602

INDEPENDENT (DISINTERESTED) TRUSTEES:

J. FIMLEY LEE, JR.                           Since               Trustee          Julian Price Professor Emeritus,              11
(age 64)                                 September 1988                           University of North Carolina
200 Westminster Drive
Chapel Hill, North Carolina 27514

RICHARD L. MORRILL                           Since               Trustee          Chancellor   of  the   University   of        11
(age 65)                                   March 1993                             Richmond;    Director    of   Tredegar
G19 Boatwright Library                                                            Corporation  (plastics   manufacturer)
Richmond, Virginia 23173                                                          and  Albemarle  Corporation  (polymers
                                                                                  and chemicals manufacturer)

HARRIS V. MORRISSETTE                        Since               Trustee          President  of  Marshall   Biscuit  Co.        11
(age 44)                                   March 1993                             Inc.;  Chairman  of  Azalea  Aviation,
100 Jacintoport Boulevard                                                         Inc. (airplane  fueling);  Director of
Saraland, Alabama 36571                                                           BancTrust  Financial Group, Inc. (bank
                                                                                  holding company) and EnergySouth, Inc.

ERWIN H. WILL, JR.                           Since               Trustee          Retired Managing  Director of Equities        11
(age 71)                                   July 1997                              of Virginia  Retirement Systems (state
47 Willway Avenue                                                                 pension fund)
Richmond, Virginia 23226

SAMUEL B. WITT III                           Since               Trustee          Senior  Vice   President  and  General        11
(age 68)                                 November 1988                            Counsel of Stateside Associates,  Inc.
2300 Clarendon Boulevard, Suite                                                   (state     government      relations);
407                                                                               Director of The Swiss  Helvetia  Fund,
Arlington, Virginia 22201                                                         Inc. (closed-end investment company)


                                                                                            PRINCIPAL OCCUPATION(S) DURING
                                         LENGTH OF           POSITION(S) HELD              PAST 5 YEARS AND DIRECTORSHIPS OF
        NAME, ADDRESS AND AGE           TIME SERVED           WITH THE TRUST                         PUBLIC COMPANIES
-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:

ROBERT G. DORSEY                            Since            Vice President          Managing  Director  of Ultimus Fund Solutions,
(age 47)                                November 2000                                LLC  (the  Funds' administrator)  and  Ultimus
135 Merchant Street, Suite 230                                                       Fund Distributors,  LLC (the  Funds' principal
Cincinnati, Ohio 45246                                                               underwriter)

TIMOTHY S. HEALEY                           Since         Vice President of The      Principal of  T.  Leavell &  Associates, Inc.,
(age 51)                                January 1995       Government Street         Mobile, Alabama
800 Shades Creek Parkway, Suite 585                        Mid-Cap  Fund and
Birmingham, Alabama 35209                                 The Alabama Tax Free
                                                               Bond Fund

MARY SHANNON HOPE                           Since           Vice President of        Vice  President  and  Portfolio  Manager of T.
(age 40)                                February 2004        The Government          Leavell & Associates, Inc., Mobile, Alabama
150 Government Street                                      Street Bond Fund
Mobile, Alabama 36602

THOMAS W. LEAVELL                           Since         Vice President of The      President  of  T.  Leavell & Associates, Inc.,
(age 61)                                February 2004       Government Street        Mobile, Alabama
150 Government Street                                      Equity Fund and The
Mobile, Alabama 36602                                       Government Street
                                                               Mid-Cap Fund

MARK J. SEGER                               Since               Treasurer            Managing  Director of  Ultimus Fund Solutions,
(age 42)                                November 2000                                LLC  (the  Funds'  administrator) and  Ultimus
135 Merchant Street, Suite 230                                                       Fund  Distributors,  LLC (the Funds' principal
Cincinnati, Ohio 45246                                                               underwriter)

JOHN F. SPLAIN                              Since               Secretary            Managing  Director of Ultimus Fund  Solutions,
(age 48)                                November 2000                                LLC  (the  Funds'  administrator) and  Ultimus
135 Merchant Street, Suite 230                                                       Fund  Distributors, LLC (the  Funds' principal
Cincinnati, Ohio 45246                                                               underwriter)


--------------------------------

*    Austin Brockenbrough III, John T. Bruce and Richard Mitchell, as affiliated persons of investment  advisors to the Trust, are "interested  persons" of the Trust within the meaning of Section  2(a)(19) of the 1940 Act.  Charles M. Caravati,  Jr.
     is the father of Charles M.  Caravati III, an affiliated person of an  investment  advisor to other  series of the Trust, and is an "interested person" of the Trust by virtue of such relationship.

          PROPOSAL 1 -- APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

     The original advisory agreements for the Funds (the "Original Advisory Agreements") may be deemed to have been terminated on April 15, 1998 due to possible technical assignments of those agreements resulting from a corporate reorganization in which certain shareholders of the Advisor had their shares redeemed. This is because Section 15 under the 1940 Act generally requires that an investment advisory contract terminate upon its assignment to another person. The Advisor has represented to the Trust that this transaction did not result in a "change of actual control or management" of the Advisor and consequently, the Advisor has concluded that Rule 2a-6 under the 1940 Act, under which the transaction would not be deemed to have resulted in the termination of the Original Advisory Agreements, should be applicable. Consequently, in an abundance of caution and to avoid disruption of the Funds' investment management programs, shareholders of each Fund are being asked to approve a new investment advisory agreement between their Fund and the Advisor (each a "New Advisory Agreement").

     The proposed agreements are essentially identical to the Original Advisory Agreements previously approved by each Fund's shareholders and the Board of Trustees. Forms of the New Advisory Agreements for The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund are attached to this proxy statement as Appendix A, Appendix B and Appendix C, respectively.

LEGAL REQUIREMENTS

     Section 15 of the 1940 Act generally requires that a fund's investment advisory agreement be in writing and be approved initially by both (i) the fund's board of trustees (including a majority of its independent trustees), and
(ii) the fund's shareholders. Each agreement may have an initial term of two years, but must be approved annually thereafter at an in-person meeting by a majority of the fund's board of trustees, including a majority of its independent trustees. In the event that a fund's board fails to approve the fund's investment advisory agreement at least annually, the agreements will automatically lapse. As a result, the fund would no longer have a valid advisory agreement and must arrange for a new agreement to be adopted by the fund's board and shareholders, as required by Section 15 of the 1940 Act.

SEQUENCE OF EVENTS

     The Advisor entered into the Original Advisory Agreements with The Government Street Equity Fund and The Government Street Bond Fund on April 1, 1992 and The Alabama Tax Free Bond Fund on April 1, 1994.

     In April 1998, Thomas W. Leavell became the sole shareholder of the Advisor as a result of a reorganization transaction (the "1998 Transaction") in which certain individuals or trusts for the benefit of individuals holding approximately 90% of the shares of the Advisor as passive investors had their shares redeemed. The 1998 Transaction was the first step in a plan ultimately intended to allow other key employees to become additional owners of the Advisor. At the time of the 1998 Transaction, no legal analysis or consideration was undertaken on behalf of the Advisor or the Funds concerning the 1998 Transaction's impact on the Original Advisory Agreements because the personnel of the Advisor believed in good faith that there was no change in actual control or management of the Adviser.

     The 1998 Transaction did not change any of the portfolio managers, the investment philosophy, administration or any other operational activity related to the Funds. Mr. Leavell has continuously served as the principal executive officer, director and decision maker of the Advisor since its organization in 1979.

     Since each Fund's inception, the Advisor has continued to provide the Funds with uninterrupted investment advisory services called for under the Original Advisory Agreements that include, but are not limited to, regularly providing investment advice to each Fund and continuously supervising the investment and reinvestment of cash, securities and other assets for the Funds.

     In July 2004, in connection with the development of plans to expand the ownership of the Advisor, the Advisor was informed that the 1998 Transaction may have created a presumptive change of "control" of the

Advisor. This presumptive change of control may have caused a possible technical assignment and thus resulted in a termination of the Original Advisory Agreements. Under the 1940 Act, such an assignment terminates an existing investment advisory agreement unless the transaction does not result in a change of "actual" control or the management of the Advisor under the safe harbor provisions of Rule 2a-6 under the 1940 Act.


     From April 15, 1998 until June 30, 2004, each Fund has compensated the Advisor for advisory services in an amount equal to the percentage of each Fund's average daily net assets stated in the Original Advisory Agreements. Since July 1, 2004, in light of the discovery of the potential invalidity of these Original Advisory Agreements, the fees payable to the Advisor have been retained by the Funds (but accrued as liabilities) pending the resolution of this matter. During this same period, the Advisor has also continued to provide services and honor its expense limitation commitments to the Funds as described in the Original Advisory Agreements. Through late June 2004, neither the Trust, its Board of Trustees and officers, Trust counsel, nor the Advisor were aware that the Original Advisory Agreement may have terminated due to the possible technical assignment described above. The Original Advisory Agreements were presented to the Board and approved, without change, each year since April 1998. Thus, the Funds' payments of the Advisor's fees were made under the belief that the Advisor's services were being performed according to valid advisory agreements.

     At the time the contracts were presented to the Boards for approval, and because they had not been approved by the shareholders of each Fund subsequent to April 15, 1998, the Original Advisory Agreements may not have been in full compliance with the requirements in the 1940 Act relating to approval of new advisory contracts. The subsequent approvals each year since April 1998 by the Board would not revive the Original Advisory Agreements if it were determined that an assignment had in fact occurred.

CURRENT SHAREHOLDER APPROVAL

     Having determined that each Fund may have not had a valid investment advisory agreement, the Advisor ceased receiving fees under the Original Advisory Agreements as of June 30, 2004. Then, the Advisor requested the Funds' Board to consider approving a New Advisory Agreement substantially similar to the one that may have inadvertently terminated in April 1998. The Advisor has represented to the Trust that this transaction did not result in a "change of actual control or management" of the Advisor and consequently, the Advisor has concluded that Rule 2a-6 under the 1940 Act, under which the transaction would not be deemed to have resulted in the termination of the Original Advisory Agreements, should be applicable. However, the transaction may nonetheless be deemed inadvertently to have caused the Original Advisory Agreements technically to have terminated. In an abundance of caution and to avoid disruption of the Funds' investment management programs, the Advisor requested that the Board and the shareholders of each Fund vote on the approval of New Advisory Agreements. At its August 17, 2004 meeting, the Board approved a New Advisory Agreement on behalf of each Fund and determined that a New Advisory Agreement should be submitted to each Fund's shareholders for their approval.

     At the August 17, 2004 meeting, the Board was also asked to consider whether the Advisor may retain those advisory fees that had been paid or which were payable to the Advisor since April 15, 1998 under the Original Advisory Agreements. Having so approved, the Board determined that each Fund's shareholders should also vote on whether to permit the Advisor to retain those fees received or which were payable since April 15, 1998 through the time that the Fund's shareholders approve a New Advisory Agreement. The Board recommended that the shareholders of each Fund vote in favor of this proposal.

ORIGINAL ADVISORY AGREEMENTS

     Shareholders of The Government Street Equity Fund and The Government Street Bond Fund, in accordance with the requirements of the 1940 Act, last approved the Original Advisory Agreements between each of the Funds and the Advisor on October 7, 1992. On April 1, 1994, the initial shareholder of The Alabama Tax Free Bond Fund, in accordance with the requirements of the 1940 Act, approved the Original Advisory Agreement between the Fund and the Advisor. The Original Advisory Agreements provided that the

Agreements would remain in effect for a period of one year, and thereafter, would be renewable for successive periods of one year each, provided such continuance was specifically approved annually (i) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of either a majority of the Board of Trustees or a majority of the outstanding voting securities of the Fund.

     When the Board approved the continuation of the Original Advisory Agreements each year since April 1998, the Board was unaware that the agreements may have already inadvertently terminated on April 15, 1998. At those Board meetings the Board's intent, nonetheless, was to continue the Original Advisory Agreements with the Advisor uninterrupted for the next year. Despite the possible inadvertent termination of the Original Advisory Agreements, the Advisor has continued to provide the Funds with the services called for under those Agreements.

     Under the Original Advisory Agreements, The Government Street Equity Fund paid the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and ..50% of such assets in excess of $100 million. The Government Street Bond Fund paid the Advisor a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund paid the Advisor a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

     During the fiscal year ended March 31, 2004, The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund paid the Advisor advisory fees of $670,074, $306,966 and $117,567 (which was net of voluntary fee waivers of $9,117), respectively.

PROPOSED NEW ADVISORY AGREEMENTS

     With  the  exceptions  set  forth  below,  the  terms  of the New  Advisory
Agreement for each Fund approved by the Board on August 17, 2004 and proposed for shareholder approval are identical in all material respects to the Original Advisory Agreement for that Fund. The only differences between the two are their effective and termination dates. The Advisor will continue to serve as investment advisor to each of the Funds, retain ultimate responsibility for the management of the Funds, and provide investment oversight and supervision. These investment management services are to be provided in a manner that is identical in all material respects to the services provided under the Original Advisory Agreements. Likewise, the Advisor's compensation for these services, expressed as an annual rate of each Fund's net assets, remains unchanged under the New Advisory Agreements.

     Pursuant to each New Advisory Agreement, subject to the supervision and direction of the Board, the Advisor is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. The Advisor is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that the Advisor may incur in performing its services under a New Advisory Agreement, the Advisor pays the compensation, fees and related expenses of all Trustees and officers who are affiliated persons of the Advisor.

     As noted above, under the New Advisory Agreements, the Advisor is entitled to investment advisory fees that are identical to those under the Original Advisory Agreements.

                           NEW ADVISORY AGREEMENT FEES

               FUND                                INVESTMENT ADVISORY FEE*
               ----                                ------------------------

  The Government Street Equity Fund                0.60% up to $100 Million
                                                   0.50% over $100 Million

  The Government Street Bond Fund                  0.50% up to $100 Million
                                                   0.40% over $100 Million

  The Alabama Tax Free Bond Fund                   0.35% up to $100 Million
                                                   0.25% over $100 Million

* As a percentage of average daily net assets.

     In addition, each New Advisory Agreement will run for an initial term of two years and annually thereafter so long as it is approved by a majority of the Trustees of the Funds, including a majority of the Independent Trustees. The New Advisory Agreement for each Fund is terminable at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or upon 60 days' written notice by the Advisor. Each New Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

BOARD DELIBERATIONS

     In approving each Fund's New Advisory Agreement, the Board of that Fund is required to act solely in the best interests of the Fund and the Fund's shareholders in evaluating the terms of that New Advisory Agreement. The Board is required to judge the terms of the arrangement in light of those that would be reached as a result of arm's-length bargaining.

     At the August 17, 2004 Board meeting, the Trustees of each Fund considered the similarity of the New Advisory Agreement to the Original Advisory Agreement for the Fund and the fact that the Board had intended to continue the Original Advisory Agreement each year since April 1998. In determining whether or not it was appropriate to approve the New Advisory Agreement and to recommend approval to shareholders, the Trustees considered various materials and representations provided by the Advisor, with respect to each Fund separately, including information relating to the following factors: (i) the extent and quality of investment advisory services each Fund will receive for the advisory fee payable under the Agreement; (ii) the fees charged by other investment advisors providing comparable services to similar investment companies; (iii) comparative information on the net asset value, yield and total return per share of each Fund with those of other funds with comparable investment objectives and size;
(iv) the total of all assets managed by the Advisor and the total number of investment companies and other clients that it services; (v) the Advisor's profitability; (vi) the extent to which the Advisor receives benefits such as research services as a result of the brokerage generated by the Funds; (vii) the organizational and financial soundness of the Advisor in light of the needs of each Fund on an on-going basis; (viii) the conditions and trends prevailing generally in the economy, the securities markets and the mutual fund industry;
(ix) the historical relationship between each Fund and the Advisor; and (x) other factors deemed relevant by the Board.

     The Board noted that the fees under the New Advisory Agreements were unchanged from those under the Original Advisory Agreements and that those fees were within the range of fees charged by other investment advisors with respect to similar funds. The Board also viewed the fees as reasonable and fair in relation to the advisory services provided, having reviewed both fund performance and fund expenses, among other things. After considering relevant factors, the Trustees, including all of the Independent Trustees, approved the New Advisory Agreement for each Fund. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Advisory Agreements. As part of their deliberations, the Independent Trustees met in executive session (without personnel of the Advisor) to consider the proposal and recommendations of the Advisor. The Independent Trustees were advised by separate independent legal counsel throughout the process.

INFORMATION ABOUT T. LEAVELL & ASSOCIATES, INC.

     T. Leavell & Associates, Inc. (the "Advisor") was established in 1979 in Mobile, Alabama. Today, the firm employs eleven investment professionals, has an additional office in Birmingham, and has become one of the largest independent investment counseling firms in Alabama. The Advisor is privately owned (100% by Thomas W. Leavell) and has no affiliation with any bank, broker, dealer, or other investment advisory firm.

     The Advisor provides a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Advisor is also responsible for the selection of broker-dealers through which each Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

     In addition to acting as investment advisor to the Funds, the Advisor also serves as investment advisor to The Government Street Mid-Cap Fund (the "Mid-Cap Fund"). The Mid-Cap Fund has investment objectives which are similar to The Government Street Equity Fund. The net assets of the Mid-Cap Fund as of June 30, 2004 were approximately $21,800,000. The contractual advisory fee paid by the Mid-Cap Fund (as a percentage of average daily net assets) is 0.75% per annum; however, the Advisor has agreed to waive its fees to the extent necessary to limit the Fund's total operating expenses to 1.10% per annum.

     The Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

     EXECUTIVE OFFICERS AND DIRECTORS OF THE ADVISOR. Information regarding the principal executive officers and directors of the Advisor is set forth below. The address of the Advisor is 150 Government Street, Mobile, Alabama 36633. The following tables sets for the name, address, and principal occupation of each officer and director of the Advisor.


      NAME                     ADDRESS               POSITION WITH ADVISOR*
--------------------------------------------------------------------------------
Thomas W. Leavell        150 Government Street        President / Director
                         Mobile, Alabama 36633

Timothy S. Healey        150 Government Street      Executive Vice President
                         Mobile, Alabama 36633

Richard Mitchell**       150 Government Street      Executive Vice President
                         Mobile, Alabama 36633

Barbara K. Leavell       150 Government Street             Director
                         Mobile, Alabama 36633

--------------------

* The positions that the executive officers hold with the Advisor are also their principal occupations.

** Richard Mitchell serves on the Board of Trustees of the Trust, and as an affiliated person of the Advisor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

REQUIRED VOTE

     With respect to Proposal 1, if a quorum (at least 50% of the outstanding shares of the Fund) is represented at the Special Meeting, the vote of a "majority of the outstanding shares" of the Fund is required for approval of Proposal 1. The vote of a "majority of the outstanding shares" for purposes of Proposal 1 means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.


     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENTS.

        PROPOSAL 2 -- TO APPROVE THE RETENTION OR PAYMENT OF FEES PAID OR
                             PAYABLE TO THE ADVISOR

     As discussed above under Proposal 1, a corporate reorganization of the Advisor was effected on April 15, 1998 which could be deemed to be a change of control of the Advisor and, consequently, terminate the Original Advisory Agreements. The Advisor has represented to the Trust that this transaction did not result in a "change of actual control or management" of the Advisor and consequently, the Advisor has concluded that Rule 2a-6 under the 1940 Act, under which the transaction would not be deemed to have resulted in the termination of the Original Advisory Agreements, should be applicable. However, the transaction may nonetheless be deemed inadvertently to have caused the agreements technically to have terminated.

     Despite the potential inadvertent termination of the Original Advisory Agreements on April 15, 1998, the Advisor has continued to provide the Funds with uninterrupted investment advisory services called for under the Original Advisory Agreements that include, but are not limited to, regularly providing investment advice to each of the Funds and continuously supervising the investment and reinvestment of cash, securities and other assets for the Funds.

     From April 15, 1998 until June 30, 2004, each Fund has compensated the Advisor for these services in an amount equal to the percentage of each Fund's average daily net assets stated in the Original Advisory Agreements. Since July 1, 2004, in light of the discovery of the possible invalidity of these Original Advisory Agreements, the fees payable to the Advisor have been retained by the Funds pending the resolution of this matter. During this same period the Advisor has also continued to honor its expense limitation commitments to the Funds. Through late June 2004, the Trust, its Board of Trustees and management, and the Advisor were unaware that the Original Advisory Agreement had possibly terminated, and so the Funds' payments of the Advisor's fees were made under the belief that the Advisor's services were being performed according to valid advisory agreements.

     The Funds are obtaining the vote in an abundance of caution. In the event that it is determined that Rule 2a-6 is not applicable, the Advisor may not be entitled to retain the fees or may only be entitled to the receive fees equal to the lesser of the cost to provide the services or the amount to which it was entitled under the advisory contracts. Under these circumstances, there is no guarantee that obtaining shareholder approval of the retention of fees paid or payable to the Advisor would cure a possible violation of Section 15 of the 1940 Act (discussed in Proposal 1) in the event that Rule 2a-6 was unavailable.

     For the period April 1, 1998 through June 30, 2004, the aggregate investment advisory fees paid or payable by each Fund, and applicable fee waivers and/or reimbursements, were as follows:

                                                  FEES PAID (AFTER WAIVERS        FEE
FUND                                                 AND REIMBURSEMENTS)        WAIVERS
----                                             -------------------------      --------
The Government Street Equity Fund ..............          $3,758,685              None
The Government Street Bond Fund ................          $1,583,595              None
The Alabama Tax Free Bond Fund .................          $  522,838           $ 93,934

     The Advisor, relying on equitable principles, sought Board approval to allow the Advisor to avoid an economic burden and retain all payments made previously to the Advisor, and to be paid all unpaid amounts, as compensation for services provided, and to be provided, since April 15, 1998 through the effective date of the New Advisory Agreement. In granting their unanimous approval, the Trustees, who were represented by independent counsel (as defined in the rules under the 1940 Act) which reviewed the legal issues presented to the Board in connection with the possible termination of the Funds' advisory arrangements, considered the nature of the continuing relationship between the Advisor and the Funds, the Advisor's willingness to pay for the costs associated with the Special Meeting of Shareholders, and the nature and the quality of the services it has performed for the Funds since the Funds' inception. The Trustees at their meeting on August 17, 2004 and subsequently also considered that:

     o Section 47(b) of the 1940 Act permits a court to enforce an advisory contract that otherwise violates the 1940 Act or rules thereunder should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act;

     o The Funds and their shareholders have experienced no economic harm during the applicable period as a result of the inadvertent termination of the Original Advisory Agreements, the Advisor has satisfactorily provided the services called for under the Original Advisory Agreements, and the amounts that were paid and are payable would have been no more than what the Funds would have paid had the Original Advisory Agreements remained in effect;

     o The Board has intended that the Original Advisory Agreements continue uninterrupted since April 15, 1998;

     o The Advisor has represented to the Trust that this transaction did not result in a "change of actual control or management" of the Advisor and consequently, the Advisor has concluded that Rule 2a-6 under the 1940 Act, under which the transaction would not be deemed to have resulted in the termination of the Original Advisory Agreements, should be applicable;

     o    The absence of bad faith on the part of the Advisor;

     o Should board or shareholder approval be withheld, the Advisor could seek to retain some or all of these payments (and be paid some or all of the unpaid amounts) through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Original Advisory Agreements, the unintended lapse of which had resulted from a simple administrative oversight;

     o Legal proceedings between the Trust and the Advisor could likely have a materially adverse effect on each Fund's ability to maintain an ongoing advisory relationship with the Advisor and upon the viability of the Funds;

     o The nature of the continuing relationship between the Advisor and the Funds, including the nature and quality of the services it has performed for the Funds since each Fund's inception; and

     o The Advisor's agreement to pay for the costs of soliciting shareholder approval of the New Advisory Agreement and the ratification of the retention of its advisory fees as well as the costs associated with the Board and committee meetings and the reasonable legal fees of counsel to the Trust and Independent Trustees with respect to the foregoing.

BOARD DELIBERATIONS

     Having been advised of the equitable principles reflected in Section 47(b) of the 1940 Act should the Funds seek to rescind the terminated contracts and the costs likely to be involved in such litigation, and having considered the Advisor's conclusions as to the applicability of Rule 2a-6 under the 1940 Act, the absence of harm to Fund shareholders, the windfall that would result to shareholders from a rescission of the terminated contracts and the desire of the Funds to continue the ongoing relationship with the Advisor, the Board unanimously approved the Advisor's request that it be permitted to retain all fees previously paid, and all fees payable to, the Advisor since April 15, 1998 through the effective date of the New Advisory Agreements, subject to shareholder approval. The Board then determined to submit the matter for approval by the Funds' shareholders. As part of their deliberations, the Independent Trustees met in executive session (without personnel of the Advisor) to consider the proposal and recommendations of the Advisor. The Independent Trustees were advised by separate independent legal counsel throughout the process.

REQUIRED VOTE

     The vote of more than 50% of the outstanding shares of the Fund is required for approval of Proposal 2.


     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE PAYMENT OF ALL FEES PAID AND PAYABLE TO THE ADVISOR DURING THE APPLICABLE PERIOD.

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone, will be paid by the Advisor. In addition to solicitation by mail, certain officers and representatives of the Funds and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies in person or by telephone.

     If the shareholder wishes to participate in the Special Meeting, shareholder may submit the proxy card sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Shareholder Services, toll-free, at 1-866-738-1125. Any proxy given by a shareholder is revocable.

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to John F. Splain, Secretary of the Trust, c/o Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, Ohio 45246, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Board is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                            By order of the Board of Trustees,

                                              /s/ John F. Splain

                                            John F. Splain
                                            Secretary

Dated:  September 23, 2004

                                                                      APPENDIX A
                                                                      ----------

                          INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT, entered into as of ___________, 2004, by and between the GOVERNMENT STREET EQUITY FUND of WILLIAMSBURG INVESTMENT TRUST, a Massachusetts Business Trust (the "Trust"), and T. Leavell & Associates, Inc., an Alabama corporation (the "Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     WHEREAS, the Trust is registered as a no-load, diversified, open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory and administrative services to The Government Street Equity Fund series of the Trust, and the Adviser is willing to so furnish such services;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to The Government Street Equity Fund series of the Trust (the "Fund") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

     (a) The Trust's Declaration of Trust, as filed with the State of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");

     (b) The Trust's By-Laws (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");


     (c)  Resolutions  of the Trust's Board of Trustees  authorizing  Agreement;


     (d) The Trust's Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended (the "1933 Act"), relating to shares of beneficial interest of the Trust (herein called the "Shares") as filed with the Securities and Exchange Commission ("SEC")
          and  all  amendments   thereto;

     (e)  The Trust's  Prospectus (such  Prospectus,  as presently in effect and
          all  amendments  and   supplements   thereto  are  herein  called  the
          "Prospectus").

     The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.   MANAGEMENT.  Subject to the  supervision  of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Adviser further agrees that it:

     (a) Will conform its activities to all applicable Rules and Regulations of the Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     (b) Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Adviser believes two or more brokers or dealers are comparable in price and execution, the Adviser may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Fund shares, and (ii) Brokers who are affiliated with the Trust or its Adviser(s), PROVIDED, HOWEVER, that in no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person of the Adviser in principal transactions;

     (c) Will provide certain executive personnel for the Trust as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Adviser unless otherwise mutually agreed upon; and

     (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

     Notwithstanding the foregoing, the Adviser may obtain the services of an investment counselor or sub-advisor of its choice subject to the approval of the Board of Trustees. The cost of employing such counselor or sub-advisor will be paid by the Adviser and not by the Trust.

4. SERVICES NOT EXCLUSIVE. The advisory services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others as long as its services under this Agreement are not impaired thereby PROVIDED, HOWEVER, the without the written consent of the Trustees, the Adviser will not serve as investment adviser to any other investment company having a similar investment objective to that of the Fund.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by it pursuant to Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the Act that are not maintained by others on behalf of the Trust.

6. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Trust. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for the Fund, the Adviser will pay, out of the Adviser's resources generated from sources other than fees received from the Trust, the entire cost of the promotion and sale of Fund shares.

     Notwithstanding the foregoing, the Trust shall pay the expenses and costs of the following:

     (a)  Taxes, interest charges, and extraordinary expenses;

     (b) Brokerage fees and commissions with regard to portfolio transactions of the Fund;

     (c)  Fees and expenses of the custodian of the Fund's portfolio securities;

     (d) Fees and expenses of the Fund's administrative agent, the Fund's transfer and shareholder servicing agent and the Fund's accounting agent or, if the Trust performs any such services without an agent, the costs of the same;

     (e)  Auditing and legal expenses;

     (f)  Cost of maintenance of the Trust's existence as a legal entity;

     (g) Compensation of trustees who are not interested persons of the Adviser as that term is defined by law;

     (h)  Costs of  Trust  meetings;

     (i)  Federal and State registration or qualification fees and expenses;

     (j) Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;

     (k) The investment advisory fee payable to the Adviser, as provided in paragraph 7 herein; and

     (l) Distribution expenses, but only in accordance with any Distribution Plan as and if approved by the shareholders of the Fund.

     It is understood that the Trust may desire to register the Fund's shares for sale in certain states which impose expense limitations on mutual funds. The Trust agrees that it will register the Fund's shares in such states only with the prior written consent of the Adviser. It is further understood that the Trustees desire to limit Fund expenses to 2% of average daily net assets, if such state limitations are not so restrictive. The Adviser agrees to reimburse the Trust an amount equal to any excess expenses incurred over the lesser of either (i) the most stringent of such states' limitations in which the Fund's shares are registered, or (ii) 2% of average daily net assets. The Adviser shall in no event be required to reimburse an amount greater than its fees received from the Trust pursuant to paragraph 7, below.

7. COMPENSATION. For the services provided to the Fund and for the expenses assumed by the Adviser pursuant to this Agreement, the Trust will pay the Adviser and the Adviser will accept as full compensation an investment advisory fee, based upon the daily average net assets of the Fund, computed at the end of each month and payable within five (5) business days thereafter, according to the following schedule:

                  NET ASSETS                         ANNUAL RATE
                  ----------                         -----------
                  First $100 Million                    0.60%
                  All over $100 Million                 0.50%

8. (a) LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8. (b) INDEMNIFICATION OF ADVISER. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Adviser against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "DISABLING CONDUCT"). A determination that the Adviser is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Adviser for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "INDEPENDENT TRUSTEES"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Adviser (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding; PROVIDED, that the Adviser shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Adviser shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be entitled to indemnification hereunder.

     As to any matter disposed of by a compromise payment by the Adviser referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
     (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Adviser of any amount paid to the Adviser in accordance with either of such clauses as indemnification of the Adviser is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Adviser's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

     The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Adviser may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Adviser is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.(c)The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Adviser and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9. DURATION AND TERMINATION. This Agreement shall become effective on the date of its execution and, unless sooner terminated as provided herein, shall continue in effect until April 1, 2006. Thereafter, this Agreement shall be renewable for successive periods of one year each, PROVIDED such continuance is specifically approved annually:

     (a) By the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     (b) By vote of either the Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Adviser at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11. MISCELLANEOUS. The captions of this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

12. APPLICABLE LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


ATTEST:                                   WILLIAMSBURG INVESTMENT TRUST


By:                                       By:
      ---------------------------               ---------------------------

Title:                                    Title:
      ---------------------------               ---------------------------



ATTEST:                                    T. LEAVELL & ASSOCIATES, INC.


By:                                       By:
      ---------------------------               ---------------------------

Title:                                    Title:
      ---------------------------               ---------------------------

                                                                      APPENDIX B
                                                                      ----------

                          INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT, entered into as of ____________, 2004, by and between the GOVERNMENT STREET BOND FUND of WILLIAMSBURG INVESTMENT TRUST, a Massachusetts Business Trust (the "Trust"), and T. Leavell & Associates, Inc., an Alabama corporation (the "Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     WHEREAS, the Trust is registered as a no-load, diversified, open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory and administrative services to The Government Street Bond Fund series of the Trust, and the Adviser is willing to so furnish such services;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to The Government Street Bond Fund series of the Trust (the "Fund") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

     (a) The Trust's Declaration of Trust, as filed with the State of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");

     (b) The Trust's By-Laws (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

     (c)  Resolutions of the Trust's Board of Trustees authorizing Agreement;

     (d) The Trust's Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended (the "1933 Act"), relating to shares of beneficial interest of the Trust (herein called the "Shares") as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto;

     (e)  The Trust's  Prospectus (such  Prospectus,  as presently in effect and
          all  amendments  and   supplements   thereto  are  herein  called  the
          "Prospectus").

     The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.   MANAGEMENT.  Subject to the  supervision  of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Adviser further agrees that it:

     (a) Will conform its activities to all applicable Rules and Regulations of the Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     (b) Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Adviser believes two or more brokers or dealers are comparable in price and execution, the Adviser may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Fund shares, and (ii) Brokers who are affiliated with the Trust or its Adviser(s), PROVIDED, HOWEVER, that in no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person of the Adviser in principal transactions;

     (c) Will provide certain executive personnel for the Trust as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Adviser unless otherwise mutually agreed upon; and

     (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

     Notwithstanding the foregoing, the Adviser may obtain the services of an investment counselor or sub-advisor of its choice subject to the approval of the Board of Trustees. The cost of employing such counselor or sub-advisor will be paid by the Adviser and not by the Trust.

4. SERVICES NOT EXCLUSIVE. The advisory services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others as long as its services under this Agreement are not impaired thereby PROVIDED, HOWEVER, the without the written consent of the Trustees, the Adviser will not serve as investment adviser to any other investment company having a similar investment objective to that of the Fund.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by it pursuant to Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the Act that are not maintained by others on behalf of the Trust.

6. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Trust. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for the Fund, the Adviser will pay, out of the Adviser's resources generated from sources other than fees received from the Trust, the entire cost of the promotion and sale of Fund shares.

     Notwithstanding the foregoing, the Trust shall pay the expenses and costs of the following:

     (a)  Taxes, interest charges, and extraordinary expenses;

     (b) Brokerage fees and commissions with regard to portfolio transactions of the Fund;

     (c)  Fees and expenses of the custodian of the Fund's portfolio securities;

     (d) Fees and expenses of the Fund's administrative agent, the Fund's transfer and shareholder servicing agent and the Fund's accounting agent or, if the Trust performs any such services without an agent, the costs of the same;

     (e)  Auditing and legal expenses;

     (f)  Cost of maintenance of the Trust's existence as a legal entity;

     (g) Compensation of trustees who are not interested persons of the Adviser as that term is defined by law;

     (h)  Costs of Trust meetings;

     (i)  Federal and State registration or qualification fees and expenses;

     (j) Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;

     (k) The investment advisory fee payable to the Adviser, as provided in paragraph 7 herein; and

     (l) Distribution expenses, but only in accordance with any Distribution Plan as and if approved by the shareholders of the Fund.

     It is understood that the Trust may desire to register the Fund's shares for sale in certain states which impose expense limitations on mutual funds. The Trust agrees that it will register the Fund's shares in such states only with the prior written consent of the Adviser. It is further understood that the Trustees desire to limit Fund expenses to 2% of average daily net assets, if such state limitations are not so restrictive. The Adviser agrees to reimburse the Trust an amount equal to any excess expenses incurred over the lesser of either (i) the most stringent of such states' limitations in which the Fund's shares are registered, or (ii) 2% of average daily net assets. The Adviser shall in no event be required to reimburse an amount greater than its fees received from the Trust pursuant to paragraph 7, below.

7. COMPENSATION. For the services provided to the Fund and for the expenses assumed by the Adviser pursuant to this Agreement, the Trust will pay the Adviser and the Adviser will accept as full compensation an investment advisory fee, based upon the daily average net assets of the Fund, computed at the end of each month and payable within five (5) business days thereafter, according to the following schedule:

                  NET ASSETS                            ANNUAL RATE
                  ----------                            -----------
                  First $100 Million                       0.50%
                  All over $100 Million                    0.40%

8. (a) Limitation of Liability. The Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8. (b) Indemnification of Adviser. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Adviser against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "DISABLING CONDUCT"). A determination that the Adviser is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Adviser for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "INDEPENDENT TRUSTEES"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Adviser (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding; PROVIDED, that the Adviser shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Adviser shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be entitled to indemnification hereunder.

     As to any matter disposed of by a compromise payment by the Adviser referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
     (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Adviser of any amount paid to the Adviser in accordance with either of such clauses as indemnification of the Adviser is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Adviser's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

     The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Adviser may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Adviser is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.(c)The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Adviser and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9. DURATION AND TERMINATION. This Agreement shall become effective on the date of its execution and, unless sooner terminated as provided herein, shall continue in effect until April 1, 2006. Thereafter, this Agreement shall be renewable for successive periods of one year each, PROVIDED such continuance is specifically approved annually:

     (a) By the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     (b) By vote of either the Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Adviser at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11. MISCELLANEOUS. The captions of this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

12. APPLICABLE LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


ATTEST:                                   WILLIAMSBURG INVESTMENT TRUST


By:                                       By:
      ---------------------------               ---------------------------

Title:                                    Title:
      ---------------------------               ---------------------------



ATTEST:                                    T. LEAVELL & ASSOCIATES, INC.


By:                                       By:
      ---------------------------               ---------------------------

Title:                                    Title:
      ---------------------------               ---------------------------

                                                                      APPENDIX C
                                                                      ----------

                          INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT, entered into as of ____________, 2004, by and between the ALABAMA TAX FREE BOND FUND of WILLIAMSBURG INVESTMENT TRUST, a Massachusetts Business Trust (the "Trust"), and T. Leavell & Associates, Inc., an Alabama corporation (the "Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     WHEREAS, the Trust is registered as a no-load, diversified, open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory and administrative services to The Alabama Tax Free Bond Fund series of the Trust, and the Adviser is willing to so furnish such services;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to The Alabama Tax Free Bond Fund series of the Trust (the "Fund") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

     (a) The Trust's Declaration of Trust, as filed with the State of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");

     (b) The Trust's By-Laws (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

     (c)  Resolutions of the Trust's Board of Trustees authorizing Agreement;

     (d) The Trust's Registration Statement on Form N-1A under the 1940 Act and under the Securities Act of 1933 as amended (the "1933 Act"), relating to shares of beneficial interest of the Trust (herein called the "Shares") as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto;

     (e)  The Trust's  Prospectus (such  Prospectus,  as presently in effect and
          all  amendments  and   supplements   thereto  are  herein  called  the
          "Prospectus").

     The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.   MANAGEMENT.  Subject to the  supervision  of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Adviser further agrees that it:

     (a) Will conform its activities to all applicable Rules and Regulations of the Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     (b) Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Adviser believes two or more brokers or dealers are comparable in price and execution, the Adviser may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Fund shares, and (ii) Brokers who are affiliated with the Trust or its Adviser(s), PROVIDED, HOWEVER, that in no instance will portfolio securities be purchased from or sold to the Adviser or any affiliated person of the Adviser in principal transactions;

     (c) Will provide certain executive personnel for the Trust as may be mutually agreed upon from time to time with the Board of Trustees, the salaries and expenses of such personnel to be borne by the Adviser unless otherwise mutually agreed upon; and

     (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

     Notwithstanding the foregoing, the Adviser may obtain the services of an investment counselor or sub-advisor of its choice subject to the approval of the Board of Trustees. The cost of employing such counselor or sub-advisor will be paid by the Adviser and not by the Trust.

4. SERVICES NOT EXCLUSIVE. The advisory services furnished by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to furnish similar services to others as long as its services under this Agreement are not impaired thereby PROVIDED, HOWEVER, the without the written consent of the Trustees, the Adviser will not serve as investment adviser to any other investment company having a similar investment objective to that of the Fund.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by it pursuant to Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the Act that are not maintained by others on behalf of the Trust.

6. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Trust. In the event that there is no distribution plan under Rule 12b-1 of the 1940 Act in effect for the Fund, the Adviser will pay, out of the Adviser's resources generated from sources other than fees received from the Trust, the entire cost of the promotion and sale of Fund shares.

     Notwithstanding the foregoing, the Trust shall pay the expenses and costs of the following:

     (a)  Taxes, interest charges, and extraordinary expenses;

     (b) Brokerage fees and commissions with regard to portfolio transactions of the Fund;

     (c)  Fees and expenses of the custodian of the Fund's portfolio securities;


     (d) Fees and expenses of the Fund's administrative agent, the Fund's transfer and shareholder servicing agent and the Fund's accounting agent or, if the Trust performs any such services without an agent, the costs of the same;

     (e)  Auditing and legal  expenses;

     (f)  Cost of  maintenance of the Trust's  existence as a legal entity;

     (g) Compensation of trustees who are not interested persons of the Adviser as that term is defined by law;

     (h)  Costs of  Trust  meetings;

     (i)  Federal and State registration or qualification fees and expenses;

     (j) Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders;

     (k) The investment advisory fee payable to the Adviser, as provided in paragraph 7 herein; and

     (l) Distribution expenses, but only in accordance with any Distribution Plan as and if approved by the shareholders of the Fund.

     It is understood that the Trust may desire to register the Fund's shares for sale in certain states which impose expense limitations on mutual funds. The Trust agrees that it will register the Fund's shares in such states only with the prior written consent of the Adviser.

7. COMPENSATION. The Trust will pay the Adviser and the Adviser will accept as full compensation an investment advisory fee, based upon the daily average net assets of the Fund, computed at the end of each month and payable within five (5) business days thereafter, according to the following schedule:

                  NET ASSETS                           ANNUAL RATE
                  ----------                           -----------
                  First $100 Million                       0.35%
                  All over $100 Million                    0.25%

8. (a) LIMITATION OF LIABILITY. The Adviser shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of the compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8. (b) INDEMNIFICATION OF ADVISER. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Adviser against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "DISABLING CONDUCT"). A determination that the Adviser is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Adviser for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "INDEPENDENT TRUSTEES"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Adviser (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding;

     PROVIDED, that the Adviser shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Adviser shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be entitled to indemnification hereunder.

     As to any matter disposed of by a compromise payment by the Adviser referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
     (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Adviser of any amount paid to the Adviser in accordance with either of such clauses as indemnification of the Adviser is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Adviser's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

     The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Adviser may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Adviser is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.(c)The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Adviser and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9. DURATION AND TERMINATION. This Agreement shall become effective on the date of its execution and, unless sooner terminated as provided herein, shall continue in effect until April 1, 2006. Thereafter, this Agreement shall be renewable for successive periods of one year each, PROVIDED such continuance is specifically approved annually:

     (a) By the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     (b) By vote of either the Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Adviser at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11. MISCELLANEOUS. The captions of this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

12. APPLICABLE LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Alabama.


     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


ATTEST:                                   WILLIAMSBURG INVESTMENT TRUST


By:                                       By:
      ---------------------------               ---------------------------

Title:                                    Title:
      ---------------------------               ---------------------------



ATTEST:                                    T. LEAVELL & ASSOCIATES, INC.


By:                                       By:
      ---------------------------               ---------------------------

Title:                                    Title:
      ---------------------------               ---------------------------

                          WILLIAMSBURG INVESTMENT TRUST

                       THE GOVERNMENT STREET EQUITY FUND,
                       THE GOVERNMENT STREET BOND FUND AND
                         THE ALABAMA TAX FREE BOND FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 15, 2004


[FUND NAME PRINTS HERE]
                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking all prior proxies, hereby appoints John F. Splain and Mark J. Seger, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Funds which the undersigned is entitled to vote at the special meeting of shareholders to be held on November 15, 2004 at 10:30 a.m, Eastern time at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at any adjournment or postponement thereof (the "Special Meeting").

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated September 30, 2004.

In their discretion, the proxies are authorized to vote upon other matters as properly may come before the Special Meeting or any adjournment or postponement thereof.

This  proxy may be  revoked at any time  prior to its  exercise  at the  Special
Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust, or by voting in person at the Special Meeting.

                      Date: _______________________________

               PLEASE INDICATE VOTES ON OPPOSITE SIDE OF THE CARD

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR AN ESTATE, TRUST OR CORPORATION, TITLE OR CAPACITY SHOULD BE STATED. IF THE SHARES ARE HELD JOINTLY, BOTH SIGNERS SHOULD SIGN, ALTHOUGH THE SIGNATURE OF ONE WILL BIND THE OTHER.

                      ____________________________________

                      ____________________________________


                   Signature(s) (PLEASE SIGN IN THE BOX ABOVE)

FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.   /X/
PLEASE DO NOT USE FINE POINT PENS.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval or disapproval of an investment advisory agreement (each a "New Advisory Agreement") by and between Williamsburg Investment Trust (the "Trust"), on behalf of each of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund (each a "Fund" and collectively, the "Funds"), and T. Leavell & Associates, Inc. (the "Advisor"), under which the Advisor will continue to act as investment advisor with respect to the assets of each Fund.

               FOR                  AGAINST              ABSTAIN
              [   ]                  [   ]                [   ]

2. With respect to the approval or disapproval of the retention of fees by, and payment of fees to, the Advisor for the period April 15, 1998 through the effective date of the proposed New Advisory Agreements.

               FOR                  AGAINST              ABSTAIN
              [   ]                  [   ]                [   ]

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.


PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.